                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1
                                   ________

                      STATEMENT OF ELIGIBILITY UNDER THE
                       TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2)


                      STATE STREET BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                   Massachusetts                                04-1867445
         (Jurisdiction of incorporation or                   (I.R.S. Employer
     organization if not a U.S. national bank)              Identification No.)

     225 Franklin Street, Boston, Massachusetts                    02110
      (Address of principal executive offices)                  (Zip Code)

  Maureen Scannell Bateman, Esq. Executive Vice President and General Counsel
               225 Franklin Street, Boston, Massachusetts 02110
                                (617) 654-3253
           (Name, address and telephone number of agent for service)


                National Restaurant Enterprises Holdings, Inc.
              (Exact name of obligor as specified in its charter)

                  Delaware                                      Applied For
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                       Identification No.)

   2215 Enterprise Drive, Suite 1502, Westchester, IL 60154, (708)-947-2150
             (Address of principal executive offices)  (Zip Code)

                         10 3/4% Senior Notes due 2007
                        (Title of indenture securities)

                National Restaurant Enterprises Holdings, Inc.
              (Exact name of obligor as specified in its charter)

                  Delaware                                      Applied For
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                       Identification No.)

   2215 Enterprise Drive, Suite 1502, Westchester, IL 60154, (708)-947-2150
             (Address of principal executive offices)  (Zip Code)

                         13% Senior PIK Notes due 2008
                        (Title of indenture securities)

                                    GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

                    Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                    Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers. Trustee is authorized to exercise corporate trust powers.

Item 2.   Affiliations with Obligor.

          If the Obligor is an affiliate of the trustee, describe each such affiliation.

                    The obligor is not an affiliate of the trustee or of its parent, State Street Corporation.

                    (See note on page 2.)

Item 3.   through Item 15.  Not applicable.

Item 16.  List of Exhibits.

          List below all exhibits filed as part of this statement of eligibility.

          1. A copy of the articles of association of the trustee as now in effect.

                    A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

                    A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2), above.

                    A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          4. A copy of the existing by-laws of the trustee, or instruments corresponding thereto.

                    A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
                    Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

          5. A copy of each indenture referred to in Item 4. if the obligor is in default.

                    Not applicable.

          6.   The consents of United States institutional trustees required by
          Section 321(b) of the Act.

                    The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                    Exhibit 7 and made a part hereof.


                                     NOTES

          In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

          The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 17th day of August, 2001.


                                   STATE STREET BANK AND TRUST COMPANY


                                   By:  Steven T. Quigley
                                      ---------------------------------
                                   NAME: Steven T. Quigley
                                   TITLE: AVP

                                   EXHIBIT 6


                            CONSENT OF THE TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by National Restaurant Enterprises Holdings, Inc. of its 10 3/4% Senior Notes due 2007 and 13% Senior PIK Notes due 2008, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                   STATE STREET BANK AND TRUST COMPANY


                                   By:  Steven T. Quigley
                                      ---------------------------------
                                   NAME: Steven T. Quigley
                                   TITLE: AVP

Dated: August 17, 2001

                                   EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business March 31, 2001 published
                                                        --------------
in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).

                                                                 Thousands of
ASSETS                                                              Dollars
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                897,105
   Interest-bearing balances....................................  17,983,011
Securities......................................................  16,720,906
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge
   subsidiary...................................................  15,060,119
Loans and lease financing receivables:
   Loans and leases, net of unearned income.....................   6,262,440
   Allowance for loan and lease losses..........................      57,674
   Allocated transfer risk reserve..............................           0
   Loans and leases, net of unearned income and allowances......   6,204,766
Assets held in trading accounts.................................   3,067,581
Premises and fixed assets.......................................     570,144
Other real estate owned.........................................           0
Investments in unconsolidated subsidiaries......................      22,733
Customers' liability to this bank on acceptances outstanding....     167,024
Intangible assets...............................................     456,769
Other assets....................................................   1,512,531
                                                                  ----------

Total assets ...................................................  62,662,689
                                                                  ----------

LIABILITIES
Deposits:
   In domestic offices..........................................  12,418,125
   Noninterest-bearing..........................................   7,272,865
   Interest-bearing.............................................   5,145,260
   In foreign offices and Edge subsidiary.......................  25,631,712
   Noninterest-bearing..........................................      96,103
   Interest-bearing ............................................  25,535,609
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge subsidiary...................................................  16,541,928
Demand notes issued to the U.S. Treasury........................           0
Trading liabilities.............................................   2,336,011
Other borrowed money............................................     184,267
Subordinated notes and debentures...............................           0
Bank's liability on acceptances executed and outstanding........     167,024
Other liabilities ..............................................   1,566,844

Total liabilities...............................................  58,845,911
                                                                  ----------
Minority interest in consolidated subsidiaries..................      49,273

EQUITY CAPITAL
Perpetual preferred stock and related surplus...................           0
Common stock ...................................................      29,931
Surplus.........................................................     567,089
Retained Earnings...............................................   3,140,648
   Accumulated other comprehensive income.......................      29,837
Other equity capital components.................................           0
Undivided profits and capital reserves/Net unrealized holding
   gains (losses)...............................................           0
   Net unrealized holding gains (losses) on available-for-sale
     securities.................................................           0
Cumulative foreign currency translation adjustments.............           0
Total equity capital............................................   3,767,505
                                                                  ----------
Total liabilities, minority interest and equity capital.........  62,662,689
                                                                  ----------

I, Frederick P. Baughman, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Frederick P. Baughman


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                             Ronald E. Logue
                                             David A. Spina
                                             Truman S. Casner

          5. A copy of each indenture referred to in Item 4. if the obligor is in default.

                    Not applicable.

          6.   The consents of United States institutional trustees required by
          Section 321(b) of the Act.

                    The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                    Exhibit 7 and made a part hereof.

                                     NOTES

          In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

          The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 17th day of August, 2001.


                                   STATE STREET BANK AND TRUST COMPANY


                                   By: Steven T. Quigley
                                      ----------------------------
                                   NAME: Steven T. Quigley
                                   TITLE: AVP

                                   EXHIBIT 6


                            CONSENT OF THE TRUSTEE

          Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by National Restaurant Enterprises Holdings, Inc. of its 10 3/4% Senior Notes due 2007 and 13% Senior PIK Notes due 2008, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   STATE STREET BANK AND TRUST COMPANY


                                   By: Steven T. Quigley
                                      ----------------------------
                                   NAME: Steven T. Quigley
                                   TITLE: AVP

Dated: August 17, 2001

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